SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 27, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company,” “us” or “we”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “desire,” “target,” “potential,” “is likely,” “will,” “expect” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders on October 27, 2026. The Company received proxies totaling 4,326,013 of its 9,093,871 issued and outstanding shares of common stock as of the record date of August 28, 2026. The stockholders voted on the following proposals and the results of the voting are presented below.

Approval of the August 2026 Warrant Exercise Proposal

Our stockholders approved a proposal to approve, pursuant to Nasdaq listing rules, the issuance of up to 11,395,256 shares of our common stock upon exercise of common stock purchase warrants issued to a certain institutional investor in connect with the warrant exercise inducement which occurred on August 25, 2026. There were 2,330,820 broker non-votes on this item.

For	Against	Abstain
1,492,403	458,659	44,131

Reverse Stock Split

Our stockholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-10 and not greater than 1-for-25, such ratio to be determined by our Board of Directors. There were no broker non-votes on this item.

For	Against	Abstain
3,484,374	828,802	12,837

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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